SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): August 26, 2005

Lake Area Corn Processors, LLC

(Exact name of registrant as specified in its charter)

South Dakota	0-50254	46-0460790
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

46269 SD Highway 34
P.O. Box 100
Wentworth, South Dakota		57075
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (605) 483-2676

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01       Other Events.

On August 26, 2005, the registrant’s Board of Managers approved a cash distribution of $0.06 per Class A Capital Unit or a total distribution of $1,777,200.00 to all Class A Members of record as of May 1, 2005, based on 29,620,000 Class A Capital Units issued and outstanding.  The distribution will be paid and issued all Class A Members on or before September 1, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAKE AREA CORN PROCESSORS, LLC

Dated: August 31, 2005	By:	Douglas Van Duyn
Douglas Van Duyn, Chief Executive Officer